                                    Exhibit C

Set forth below is the name, citizenship, address, position and present principal occupation of each of the directors of Zatpack.

                                               Reporting Persons
                                               -----------------

                                           Residence
                                           or Business                  Position             Present
Name                     Citizenship       Address                      with the Issuer      Occupation
--------------------     -------------     ------------------------     ----------------     -----------------
Peter Zuellig            Switzerland       The Zuellig Group            None                 CEO
                                           910-914 Jardine House
                                           1 Connaught Place
                                           Central
                                           Hong Kong

Harvey L. Sperry         United States     Willkie Farr & Gallagher     Director             Attorney
                                           787 Seventh Avenue
                                           New York, NY 10023

David Zuellig            Switzerland       The Zuellig Group            None                 Managing Director
                                           910-914 Jardine House
                                           1 Connaught Place
                                           Central
                                           Hong Kong

Daniel Zuellig           Switzerland       The Zuellig Group            None                 Managing Director
                                           910-914 Jardine House
                                           1 Connaught Place
                                           Central
                                           Hong Kong

Thomas Zuellig           Switzerland       The Zuellig Group            None                 Managing Director
                                           910-914 Jardine House
                                           1 Connaught Place
                                           Central
                                           Hong Kong